Regulatory matters	12 Months Ended
Dec. 31, 2022
Regulated Operations [Abstract]
Regulatory matters	Regulatory mattersThe operating companies within the Regulated Services Group are subject to regulation by the respective Regulators of the jurisdictions in which they operate. The respective Regulators have jurisdiction with respect to rate, service, accounting policies, issuance of securities, acquisitions and other matters. Except for ESSAL, these utilities operate under cost-of-service regulation as administered by these authorities. The Company’s regulated utility operating companies are accounted for under the principles of ASC 980, Regulated Operations. Under ASC 980, regulatory assets and liabilities that would not be recorded under U.S. GAAP for non-regulated entities are recorded to the extent that they represent probable future revenue or expenses associated with certain charges or credits that will be recovered from or refunded to customers through the rate setting process.
7.Regulatory matters (continued)
At any given time, the Company can have several regulatory proceedings underway. The financial effects of these proceedings are reflected in the consolidated financial statements based on regulatory approval obtained to the extent that there is a financial impact during the applicable reporting period. The following regulatory proceedings were recently completed:

Utility	State, Province or Country	Regulatory Proceeding Type	Details
BELCO	Bermuda	General rate review
On March 18, 2022, the Regulatory Authority (“RA”) approved an annual increase of $22,800, for a revenue allowance of $224,056 and $226,160 in revenue for 2022 and 2023, respectively. The RA authorized a rate of return of 7.16%, comprised of a 62% equity and an 8.92% return on equity. The new rates are effective from April 1, 2022. In April, 2022, BELCO filed an appeal in the Supreme Court of Bermuda challenging the decisions made by the RA through the recent Retail Tariff Review.

Empire Electric	Missouri	General Rate Case (GRC) and Securitization
On April 6, 2022, the Missouri Public Service Commission (the "MPSC") approved an annual base rate increase of $35,516, as well as another $4,000 in revenues associated with the Empire Wind Facilities. The new rates became effective in June 2022.

On January 19, 2022, Empire Electric filed a petition for securitization of the costs associated with the impact of the Midwest Extreme Weather Event. On March 21, 2022, Empire Electric filed a petition for securitization of the costs associated with the retirement of the Asbury generating plant. On August 18, 2022, and September 22, 2022, the MPSC issued and amended, respectively, a Report and Order authorizing Empire Electric to securitize approximately $290,383 in qualified extraordinary costs (Midwest Extreme Weather Event), energy transition costs (Asbury) and upfront financing costs associated with the proposed securitization. The amounts authorized by the securitization order are generally consistent with the costs deferred by the Company in relation to these matters. Empire Electric filed an appeal of the MPSC order on November 10, 2022 (note 7(a) and (b)). Briefing of the case is expected to be completed in April 2023.

7.Regulatory matters (continued)

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Empire Electric	Kansas	GRC
On May 27, 2021, Empire Electric submitted an abbreviated rate review seeking to recover costs associated with the addition of the Empire Wind Facilities, the retirement of Asbury and non-growth related plant investments since the 2019 rate review. In May 2022, the Commission approved the unanimous partial settlement resolving the rate treatment of the Asbury retirement and the non-wind investments resulting in a base rate decrease of $636, and granted Empire Electric's motion to withdraw its request to recover cost associated with the Empire Wind Facilities. New rates became effective in July 2022.

Empire District Gas Company	Missouri	GRC	In June 2022, the Commission approved an annual increase of $1,000 in base rate revenues. New rates became effective in August 2022.
Empire Electric	Oklahoma	GRC	On December 29, 2022 the Commission approved a joint stipulation and agreement filed by the Company and Staff authorizing an annual base rate revenue increase of $5,100.
New Brunswick Gas	Canada	GRC
On November 22, 2021, New Brunswick Gas filed its 2022 general rate application for a revenue decrease based on the Energy & Utilities Board's recent decision authorizing a capital structure of 45% equity and an ROE of 8.5%. In January 2022, New Brunswick Natural Gas appealed the Energy & Utilities Board's cost of capital decision. In May 2022, the Energy & Utilities Board issued a partial decision approving a decrease in annual revenues of $1,041 to become effective in July 2022. In June 2022, the Court of Appeal found in favour of New Brunswick Gas and remanded the cost of capital case back to the Energy & Utilities Board. On December 22, 2022 the Board issued a Final Order and approved an annual revenue increase of $1,265 based on an ROE of 9.8%. New rates became effective January 1, 2023.

Apple Valley Ranchos Water System	California	GRC	Subsequent to year-end, on February 3, 2023, the Commission issued a Final Order authorizing an annual revenue increase of $1,412. New rates are retroactive to July 1, 2022.
Park Water System	California	GRC	Subsequent to year-end, on February 3, 2023, the Commission issued a Final Order authorizing an annual revenue increase of $1,105. New rates are retroactive to July 1, 2022.
7.Regulatory matters (continued)
Regulatory assets and liabilities consist of the following:

	December 31, 2022	December 31, 2021
Regulatory assets
Fuel and commodity cost adjustments (a)	$388,294	$339,900
Retired generating plant (b)	174,609	185,073
Rate adjustment mechanism (c)	136,198	117,309
Income taxes (d)	97,414	79,472
Deferred capitalized costs (e)	90,121	62,599
Pension and post-employment benefits (f)	80,736	134,287
Environmental remediation (g)	70,529	81,802
Wildfire mitigation and vegetation management (h)	66,156	35,726
Clean energy and other customer programs (i)	28,145	25,857
Asset retirement obligation (j)	27,172	26,810
Debt premium (k)	24,888	34,204
Cost of removal (l)	11,084	—
Rate review costs (m)	9,481	9,167
Long-term maintenance contract (n)	6,504	9,134
Other (o)	60,170	26,285
Total regulatory assets	$1,271,501	$1,167,625
Less: current regulatory assets	(190,393)	(158,212)
Non-current regulatory assets	$1,081,108	$1,009,413

Regulatory liabilities
Income taxes (d)	$312,671	$295,720
Cost of removal (l)	191,173	191,981
Pension and post-employment benefits (f)	68,085	34,468
Fuel and commodity cost adjustments (a)	24,991	18,175
Clean energy and other customer programs (i)	11,572	14,829
Rate adjustment mechanism (c)	343	3,316
Other	19,347	17,700
Total regulatory liabilities	$628,182	$576,189
Less: current regulatory liabilities	(69,865)	(65,809)
Non-current regulatory liabilities	$558,317	$510,380

As recovery of regulatory assets is subject to regulatory approval, if there were any changes in regulatory positions that indicate recovery is not probable, the related cost would be charged to earnings in the period of such determination. The Company generally does not earn a return on the regulatory balances except for carrying charges on fuel and commodity cost adjustments (a), rate adjustment mechanism (c), clean energy and other customer programs (i), and rate review costs of some jurisdictions (m). Carrying charges on regulatory balances are recognized on the consolidated statement of operations under Interest and other income (note 8) and are computed using only the debt component of the allowed returned.
7.Regulatory matters (continued)
(a)Fuel and commodity cost adjustments
The revenue from the utilities includes a component that is designed to recover the cost of electricity and natural gas through rates charged to customers. To the extent actual costs of power or fuel purchased differ from power or fuel costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability on the consolidated balance sheets. These differences are reflected in adjustments to rates and recorded as an adjustment to cost of electricity and fuel in future periods ranging mostly from 6 to 24 months, subject to regulatory review. Derivatives are often utilized to manage the price risk associated with natural gas purchasing activities in accordance with the expectations of state regulators. The gains and losses associated with these derivatives (note 24(b)(i)) are recoverable through the commodity costs adjustment.
In February 2021, the Company's operations were impacted by extreme winter storm conditions experienced in Texas and parts of the central U.S. (“Midwest Extreme Weather Event”). As a result of the Midwest Extreme Weather Event, the Company incurred incremental commodity costs during the period of record high pricing and elevated consumption. The Company has commodity cost mechanisms that allow for the recovery of prudently incurred expenses.
In early 2022, pursuant to the securitization statute, Empire Electric sought authorization for the issuance of $221,646 in securitized utility tariff bonds associated with the Midwest Extreme Weather Event and $140,774, in securitized utility tariff bonds for its Asbury costs, which included $21,283 in asset retirement obligations, which are estimates of costs that Empire Electric will recover from the Asbury retirement but which have not yet been incurred. On April 27, 2022, the MPSC issued an order consolidating, for purposes of hearing, these two cases regarding the quantum financeable through securitization, which hearing was held the week of June 13, 2022. On August 18, 2022, and September 22, 2022, the MPSC issued and amended, respectively, a Report and Order authorizing Empire Electric to securitize $290,383 in qualified extraordinary costs (Midwest Extreme Weather Event), energy transition costs (Asbury) and upfront financing costs associated with the proposed securitization. The amounts authorized by the securitization order are generally consistent with the costs deferred by the Company in relation to these matters. Empire Electric filed a request for rehearing seeking reconsideration of the MPSC’s denial of recovery of five percent of the Midwest Extreme Weather Event costs, its calculation of accumulated deferred income taxes, and the exclusion of certain carrying charges associated with the Asbury plant, among other issues. On October 12, 2022, the MPSC denied all rehearing motions. Empire Electric appealed to the Missouri Court of Appeals - Western District on November 10, 2022. Briefing of the case is expected to be completed in April 2023.
(b)Retired generating plant
On March 1, 2020, the Company's 200 MW coal generation facility located in Asbury, Missouri, ceased operations. The Company transferred the remaining net book value of Asbury’s plant retired from plant in-service to a regulatory asset. The net book value that may be retained as an asset on the balance sheet for the retired plant is dependent upon amounts that may be recovered through regulated rates, including any return. An impairment charge, if any, would equal the difference between the remaining net book value of the asset and the present value of the future revenues expected from the asset. The ultimate valuation of the regulatory asset will be determined in future commission orders. The Company is also assessing the decommissioning requirements associated with the retirement of the facility.
Per commission orders in its jurisdictions, the Company is required to track the impact of Asbury's retirement on operating and capital expenses in Missouri for consideration in the next rate case. The Company recorded a regulatory liability for the estimated amount of revenues collected from customers for Asbury from March 1, 2020 to May 2022 that AQN determined was probable of refund. This regulatory liability did not include revenues collected related to the return on investment in Asbury as AQN determined that they were not probable of refund to customers based on the relevant facts and circumstances. AQN believes it is probable that the Asbury regulatory liability will be offset for recovery purposes against its unrecovered investment in Asbury and as a result, has netted its regulatory liability against its retired generation facilities regulatory asset.
As noted above under (a) Fuel and commodity cost adjustments, in March 2022, Empire Electric filed petitions for securitization of the impact of the Midwest Extreme Weather Event and the retirement of Asbury.
7.Regulatory matters (continued)
(c)Rate adjustment mechanism
Revenue for CalPeco Electric System, New England Gas System, Midstates Gas system, EnergyNorth Gas System, Granite State Electric System, Peach State Gas System and BELCO is subject to a revenue decoupling mechanism approved by their respective regulator, which allows revenue decoupling from sales. As a result, the difference between delivery revenue calculated based on metered consumption and approved delivery revenue is recorded as a regulatory asset or liability to reflect future recovery or refund, respectively, from customers over periods ranging from one to five years. The revenue from BELCO includes a component that is designed to recover budgeted capital and operating expenses for the current year. To the extent actual capital and operating expenditures are lower than the budgeted amounts, 80% of the shortfall is refundable to customers and is recorded as a regulatory liability. Retroactive rate adjustments for services rendered but to be collected over a period not exceeding 24 months are accrued upon approval of the final order. The difference between New Brunswick Gas' regulated revenues and its regulated cost of service in past years is also recorded as a regulatory asset and is recovered on a straight-line basis over 26 years. The Liberty NY Water System has similar trackers which are recovered over periods ranging from one to two years.
(d)Income taxes
The income taxes regulatory assets and liabilities represent income taxes recoverable through future revenues required to fund flow-through deferred income tax liabilities over the life of the plants and amounts owed to customers for deferred taxes collected at a higher rate than the current statutory rates.
(e)Deferred capitalized costs
Deferred capitalized costs reflect deferred construction costs and fuel-related costs of specific generating facilities of the Empire Electric System. These amounts are being recovered over the life of the plants. The amount also includes capitalized operating and maintenance costs of New Brunswick Gas, and these amounts are being recovered at a rate of 2.43% annually.
In 2020, the Empire Electric System made an election under Missouri law to apply the plant-in-service accounting (“PISA”) regulatory mechanism, which permits the Empire Electric System to defer, on a Missouri jurisdictional basis, 85% of the depreciation expense and carrying costs at the applicable WACC on certain property, plant, and equipment placed in service after the election date and not included in base rates. The portions of regulatory asset balances that are not yet being recovered through rates shall include carrying costs at the WACC, plus applicable federal, state, and local income or excise taxes. Regulatory asset balances included in rate base shall be recovered in rates through a 20-year amortization beginning on the effective date of new rates. The Company recognizes the cost of debt on PISA deferrals as reduction of interest expense. The difference between the WACC and cost of debt will be recognized in revenue when recovery of such deferrals is reflected in customer rates.
(f)Pension and post-employment benefits
To the extent pension and OPEB costs incurred differ from the costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability as approved by the applicable Regulators and is recovered through rates over a period of 3 to 8 years. In addition, the annual movements in AOCI for pension and OPEB for Empire Electric System, Empire Gas Systems, St. Lawrence Gas System and Liberty NY Water System (note 10(a)) are reclassified to regulatory accounts in accordance with ASC 980, Regulated Operations. The balance is recovered through rates consistent with the treatment of OCI under ASC 712, Compensation Non-retirement Post-employment Benefits and ASC 715, Compensation Retirement Benefits. As part of certain business acquisitions, the regulators authorized a regulatory asset or liability being set up for the amounts of pension and post-employment benefits that had not yet been recognized in net periodic cost and were presented as AOCI prior to the acquisition. These balances are recovered through rates over the future service years of the employees (an average of 10 years) or consistent with the treatment of OCI under ASC 712, Compensation Non-retirement Post-employment Benefits and ASC 715, Compensation Retirement Benefits before the transfer to regulatory asset occurred.
7.Regulatory matters (continued)
(g)Environmental remediation
Actual expenditures incurred for the clean-up of certain former natural gas manufacturing facilities (note 12(d)) are recovered through rates over a period of 7 years and are subject to an annual cap.
(h)Wildfire mitigation and vegetation management
The regulatory asset includes incremental wildfire liability insurance premium costs approved for tracking in the Company's California operations as well as the difference between actual and adopted spending related to dead trees program, to prevent future forest fires and general vegetation management. The assets are recovered over two years.
(i)Clean energy and other customer programs
The regulatory asset for clean energy and customer programs includes initiatives related to solar rebate applications processed and resulting rebate-related costs. The amount also includes other energy efficiency programs. The assets are generally included in rate base and recovered over periods of six to ten years.
(j)Asset retirement obligation
Asset retirement obligations are recorded for legally required removal costs of property, plant and equipment. The costs of retirement of assets as well as the on-going liability accretion and asset depreciation expense are expected to be recovered through rates once expenditures are made.
(k)Debt premium
Debt premium on acquired debt is recovered as a component of the weighted average cost of debt.
(l)Cost of removal
Rates charged to customers cover for costs that are expected to be incurred in the future to retire the utility plant. A regulatory liability (or asset) tracks the amounts that have been collected from customers net of costs incurred to date.
(m)Rate review costs
The cost to file, prosecute and defend rate review applications is referred to as rate review costs. These costs are capitalized and amortized over the period of rate recovery granted by the Regulator ranging from one to five years
(n)Long-term maintenance contract
To the extent actual costs of long-term maintenance incurred for one of Empire Electric System's power plants differ from the costs recoverable through current rates, that difference is generally included in rate base and recovered over five years.
(o)     Other
The Company’s regulated utilities incur other miscellaneous costs such as storm costs, property taxes, financing costs, and equipment costs, which are probable of recovery under existing mechanisms.